                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule
     14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              Pacific Capital Funds
                (Name of Registrant as Specified in Its Charter)

   ___________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ______________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

     (5)  Total fee paid:

          ______________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ______________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          ______________________________________________________________________

     (3)  Filing Party:

          ______________________________________________________________________

     (4)  Date Filed:

          ______________________________________________________________________

                              PACIFIC CAPITAL FUNDS

                    PACIFIC CAPITAL INTERNATIONAL STOCK FUND
                          PACIFIC CAPITAL MID-CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                 March 30, 2007

Dear Shareholder:

A special meeting (the "Meeting") of the shareholders of the Pacific Capital International Stock Fund (the "International Fund") and the Pacific Capital Mid-Cap Fund (the "Mid-Cap Fund"), each a series of Pacific Capital Funds (the "Trust"), will be held at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on Tuesday, April 24, 2007, at 11:00 a.m. local time.

At the Meeting, shareholders of the International Fund and shareholders of the Mid-Cap Fund will be asked to consider and vote upon an important matter relating to their respective Fund.

     - PROPOSAL ONE would approve a new sub-advisory agreement for the International Fund. The shareholders of the International Fund are being asked to approve a new sub-advisory agreement among the Trust, Asset Management Group of Bank of Hawaii, and Hansberger Global Investors, Inc.

     - PROPOSAL TWO would approve a new sub-advisory agreement for the Mid-Cap Fund. The shareholders of the Mid-Cap Fund are being asked to approve a new sub-advisory agreement among the Trust, Asset Management Group of Bank of Hawaii, and Chicago Equity Partners, LLC.

To assist you in understanding the matters referred to above, we have prepared a "Question and Answer" summary. The information provided in the "Question and Answer" summary, however, is qualified in its entirety by the disclosures contained in the accompanying proxy statement.

              THE TRUSTEES HAVE UNANIMOUSLY APPROVED THE PROPOSALS
                AND RECOMMEND THAT YOU VOTE "FOR" THE PROPOSALS.

If you have any additional questions, please do not hesitate to contact us by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

Respectfully,


-------------------------------------
Robert Crowell
President
Pacific Capital Funds

  WE URGE YOU TO VOTE BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD OR BY
                             ATTENDING THE MEETING.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS - WE ASK THAT YOU
     VOTE PROMPTLY IN ORDER TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

                               QUESTION AND ANSWER

Q.   WHO CAN VOTE?

A. Any person owning shares of the International Fund or the Mid-Cap Fund on March 2, 2007.

Q.   WHO VOTES ON WHICH PROPOSAL?

A. The table below summarizes each proposal to be presented at the Meeting and shows which shareholders may vote for each proposal.

PROPOSAL NUMBER           DESCRIPTION OF PROPOSAL           FUND SHAREHOLDERS VOTING
---------------   ---------------------------------------   ------------------------
Proposal One      To approve a new sub-advisory agreement   International Fund
                  for the International Fund among the
                  Trust, Asset Management Group of Bank
                  of Hawaii, and Hansberger Global
                  Investors, Inc.

Proposal Two      To approve a new sub-advisory agreement   Mid-Cap Fund
                  for the Mid-Cap Fund among the Trust,
                  Asset Management Group of Bank of
                  Hawaii, and Chicago Equity Partners,
                  LLC

Q.   WHY SHOULD I BOTHER TO VOTE?

A. Your vote is important. If the Trust does not receive enough votes, it will have to spend money to mail proxies again or solicit votes by telephone so that this Meeting can take place.

Q.   HOW CAN I VOTE?

A. You can vote your shares by completing and signing each enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Pacific Capital Funds at 1-800-258-9232.

Q.   HOW DO THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT I VOTE?

A. After careful consideration, the Board of Trustees unanimously recommends that you vote "FOR" each applicable proposal on the enclosed proxy card.

Q.   WHAT IF I HAVE ADDITIONAL QUESTIONS?

A. Contact us by calling 1-800-258-9232. Please note that you cannot cast your vote by calling this number. To cast your vote, please sign and mail the enclosed ballot in the envelope provided.

                                                                PRELIMINARY COPY

                              PACIFIC CAPITAL FUNDS

                    PACIFIC CAPITAL INTERNATIONAL STOCK FUND
                          PACIFIC CAPITAL MID-CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                   ----------

                                     NOTICE

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2007

To the shareholders of Pacific Capital International Stock Fund and Pacific Capital Mid-Cap Fund:

Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the Pacific Capital International Stock Fund (the "International Fund") and the Pacific Capital Mid-Cap Fund (the "Mid-Cap Fund"), each a series of Pacific Capital Funds (the "Trust"), to take place at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on Tuesday, April 24, 2007 at 11:00 a.m. local time, or as adjourned from time to time (the "Meeting"), for the following purposes:

1. To approve a new sub-advisory agreement for the International Fund among the Trust, Asset Management Group of Bank of Hawaii, and Hansberger Global Investors, Inc. (shareholders of the International Fund only).

2. To approve a new sub-advisory agreement for the Mid-Cap Fund among the Trust, Asset Management Group of Bank of Hawaii, and Chicago Equity Partners, LLC (shareholders of the Mid-Cap Fund only).

AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES UNANIMOUSLY APPROVED THE PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" EACH APPLICABLE PROPOSAL.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Trustees has fixed the close of business on Friday, March 2, 2007 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY EACH ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. Please refer to the enclosed proxy card for instructions. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,


-------------------------------------
Kinga Kapuscinski
Secretary

March 30, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER
  TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF THE PROXY
                      CARD IS MAILED IN THE UNITED STATES.

                              PACIFIC CAPITAL FUNDS

                    PACIFIC CAPITAL INTERNATIONAL STOCK FUND
                          PACIFIC CAPITAL MID-CAP FUND

                                3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 1-800-258-9232

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2007

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Pacific Capital Funds (the "Trust") for use at a special meeting of shareholders of the Pacific Capital International Stock Fund (the "International Fund") and the Pacific Capital Mid-Cap Fund (the "Mid-Cap Fund") (collectively, the "Funds"), each a series of the Trust, to be held at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, on Tuesday, April 24, 2007, at 11:00 a.m., local time, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

The following table summarizes the proposal applicable to the International Fund and the Mid-Cap Fund.

PROPOSAL NUMBER           DESCRIPTION OF PROPOSAL                APPLICABLE FUND
---------------   ---------------------------------------   ------------------------
Proposal One      To approve a new sub-advisory agreement   International Fund
                  for the International Fund among the
                  Trust, Asset Management Group of Bank
                  of Hawaii, and Hansberger Global
                  Investors, Inc.

Proposal Two      To approve a new sub-advisory agreement   Mid-Cap Fund
                  for the Mid-Cap Fund among the Trust,
                  Asset Management Group of Bank of
                  Hawaii, and Chicago Equity Partners,
                  LLC

Definitive copies of this proxy statement and the enclosed form of proxy are intended to be first mailed to shareholders on or about March 30, 2007.

SHAREHOLDERS CAN FIND IMPORTANT INFORMATION ABOUT THE INTERNATIONAL FUND AND THE MID-CAP FUND IN THE TRUST'S ANNUAL REPORT DATED AS OF JULY 31, 2006 AND SEMI-ANNUAL REPORT DATED AS OF JANUARY 31, 2007, WHICH PREVIOUSLY HAVE BEEN FURNISHED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST ANOTHER COPY OF THE REPORTS BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING THE TELEPHONE NUMBER ABOVE. THE TRUST WILL PROVIDE COPIES OF THE REPORTS FREE OF CHARGE. TEXT-ONLY VERSIONS OF THE TRUST'S ANNUAL REPORT AND SEMI-ANNUAL REPORT CAN BE VIEWED ONLINE OR DOWNLOADED FROM THE TRUST'S WEBSITE (HTTP://WWW.PACIFICCAPITALFUNDS.COM).

                                  PROPOSAL ONE

                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT
                                       FOR
                             THE INTERNATIONAL FUND
                  (SHAREHOLDERS OF THE INTERNATIONAL FUND ONLY)

INTRODUCTION

On December 13, 2006, the Board approved a new sub-advisory agreement for the International Fund (the "New International Agreement") among the Trust, Asset Management Group of Bank of Hawaii ("AMG") and Hansberger Global Investors, Inc. ("Hansberger"). The Board recommends that the shareholders of the International Fund approve the New International Agreement. The New International Agreement is currently in effect pending shareholder approval, as described below.

Hansberger currently serves as sub-adviser to the International Fund and has served in this capacity since June 1, 2004 pursuant to a sub-advisory agreement among the Trust, AMG and Hansberger dated June 1, 2004 (the "Prior International Agreement"). The Prior International Agreement was last approved by the Board at its September 28, 2006 regular meeting and by shareholders of the International Fund at a special meeting of shareholders held on June 1, 2004. AMG currently serves as the International Fund's investment adviser.

WHY IS THIS CHANGE BEING RECOMMENDED?

On [________], 2007, IXIS Asset Management US Group, L.P. ("IAMG"), one of the largest "multi-affiliate" investment management holding companies in the world, acquired a controlling interest in Hansberger's parent, Hansberger Group, Inc. ("HGI") (the "Hansberger - IAMG Transaction"). Prior to the Hansberger - IAMG Transaction, IAMG owned approximately 28% of the outstanding common stock and retained 24.99% of the voting interest of HGI; Thomas L. Hansberger, directly and through a family limited partnership that he controlled, owned approximately 49% of the outstanding common stock of HGI; and employees of HGI (other than Mr. Hansberger) and third-party investors held, respectively, approximately 2% and 20% of the outstanding common stock of HGI (before giving effect to the issuance of shares of common stock in connection with the exercise of stock options or the vesting of deferred share unit agreements).

Pursuant to a Stock Purchase Agreement dated as of November 15, 2006, IAMG purchased all of the shares of common stock of HGI owned or controlled by Mr. Hansberger and non-employee, third-party investors. Upon the closing of the Hansberger-IAMG Transaction, IAMG held approximately [72%] of the common stock of HGI on a fully-diluted basis (with the right to vote all of those shares) and Mr. Hansberger did not hold any shares of common stock of HGI. In addition, in connection with the acquisition of stock from Mr. Hansberger and third-party investors, IAMG offered to purchase all shares held by employees of HGI or Hansberger, including shares obtained through the exercise of deferred stock units or options. As a result of the tender offer, IAMG's ownership interest in HGI increased to [__%,], although certain employees own restricted stock units with respect to HGI shares which, if vested, amount to [__]% of the common stock of HGI. Mr. Hansberger continues to serve as Chairman of HGI and Ronald W. Holt, Jr., who has been with Hansberger since 1997 and who previously served as President and Managing Director of Research, now serves as President and Chief Executive Officer of HGI.

The Prior International Agreement terminated, as required by the Investment Company Act of 1940, as amended (the "Investment Company Act"), immediately upon the closing of the Hansberger - IAMG Transaction on [_________], 2007. To ensure continuation of the sub-advisory services provided by Hansberger to the International Fund, the Board approved the New International Agreement. Rule 15a-4 under the Investment Company Act permits a fund to enter into an interim arrangement prior to shareholder approval, provided that the interim arrangement is approved by shareholders within 150 days of its effectiveness. Pursuant to Rule 15a-4, the New International Agreement is currently in effect but will terminate on [_________], 2007 unless approved by the shareholders of the International Fund. Accordingly, the Board proposes that shareholders of the International Fund approve the New International Agreement. If shareholders approve the New International Agreement, the New International Agreement will remain in effect until [_________], 2009.

HOW WILL THE NEW ARRANGEMENT AFFECT THE MANAGEMENT OF THE INTERNATIONAL FUND?

The proposed change will not affect the investment approach of the International Fund or the individuals providing portfolio management services to the International Fund. In addition, the terms of the New International Agreement are substantially similar to the terms of the Prior International Agreement. For its services under both the Prior International Agreement and the New International Agreement, Hansberger receives an annual fee at the rate of 0.60% of the first $75 million of the International Fund's average daily net assets and 0.35% of its average daily net assets in excess of $75 million. The sub-advisory fee the International Fund paid to Hansberger under the Prior International Agreement for the last fiscal year was $723,787. Had the New International Agreement been in place for that period, the sub-advisory fee would have been the same. The terms of the Prior International Agreement and the New International Agreement are described in greater detail below.

NEW INTERNATIONAL AGREEMENT

A copy of the New International Agreement, as further described below, is set forth as Appendix A to this proxy statement. The following description of the New International Agreement is qualified in its entirety by reference to the full text of the New International Agreement as set forth in Appendix A.

The New International Agreement provides that Hansberger is responsible for, among other things (i) providing a continuous investment program with respect to the International Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents held by the International Fund; (ii) selecting brokers and dealers through which securities transactions are to be executed; (iii) voting proxies on behalf of the International Fund and providing proxy voting information to the International Fund and its agents in connection with the annual report on Form N-PX; and (iv) maintaining certain records required under the relevant provisions of the Investment Company Act on behalf of the International Fund. For its services under the New International Agreement, Hansberger is entitled to a fee from the International Fund, computed daily and payable quarterly, calculated at the annual rate of 0.60% of the first $75 million of the International Fund's average daily net assets and 0.35% of its average daily net assets in excess of $75 million.

The New International Agreement provides that neither Hansberger nor any of its directors, officers, agents or employees will be liable or responsible to the Trust, its shareholders or AMG for any error of judgment or in any other event, except for liability resulting from Hansberger's bad faith, willful misconduct or gross negligence in the performance of its duties or reckless disregard of such duties.

The New International Agreement has an initial term of two years and continues thereafter automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board or by vote of the lesser of (a) 67% of the shares of the International Fund represented at a meeting if holders of more than 50% of the outstanding shares of the International Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the International Fund. In either event its continuance must also be approved by a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of any party to the New International Agreement (the "Independent Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. The New International Agreement is terminable at any time without penalty, on 60 days' notice, by AMG, Hansberger or the Board or by vote of the lesser of (a) 67% of the shares of the International Fund represented at a meeting if holders of more than 50% of the outstanding shares of the International Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the International Fund. In addition, the New International Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

COMPARISON OF THE PRIOR AND NEW INTERNATIONAL AGREEMENTS

With the exception of the effective date of the New International Agreement and the addition of certain provisions required by Rule 15a-4 under the Investment Company Act, the New International Agreement is substantially the same as the Prior International Agreement.

Because the New International Agreement is currently in effect pending shareholder approval, the New International Agreement includes additional duration and termination provisions required by Rule 15a-4. Specifically, the New International Agreement will terminate after 150 days ([__________], 2007) unless it is approved by vote of a majority of the outstanding voting securities of the International Fund. During the period from ([__________],

2007) until the shareholders' approval of the New International Agreement (the "Interim Period"), the New International Agreement is terminable at any time without penalty on 10 days' notice (i) by AMG, Hansberger or the Board or (ii) by vote of a majority of the outstanding voting securities of the International Fund (as defined in the Investment Company Act).

The advisory fee payable to Hansberger under the New International Agreement is the same as under the Prior International Agreement. Unlike the Prior International Agreement, the New International Agreement includes an additional provision with respect to the compensation payable during the Interim Period as required by Rule 15a-4. Under the New International Agreement, during the Interim Period compensation must be placed in an interest bearing account with the International Fund's custodian bank until the shareholders of the International Fund approve the New International Agreement. If shareholders approve the New International Agreement, Hansberger will be paid the amount in such account on the date of such approval. If shareholders fail to approve the New International Agreement, Hansberger will be paid out of such account the lesser of (i) any costs reasonably incurred by Hansberger in performing the sub-advisory services, plus interest earned on that amount while in the interest bearing account, and (ii) the total amount in such interest bearing account (plus interest accrued thereon).

INFORMATION ABOUT HANSBERGER

Hansberger conducts a worldwide portfolio management business. As of December 31, 2006, Hansberger had approximately $10 billion in assets under management, managing global, international and emerging markets equity portfolios on behalf of separate portfolios and institutional mutual funds.

Hansberger was founded by Thomas L. Hansberger and is wholly owned by HGI. Both Hansberger and HGI, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, are Delaware corporations. [HGI is owned by IAMG, which holds __% of the voting securities, and employees of HGI and third-party investors who hold __% and __%, respectively, of the voting securities of HGI]. IAMG is located at [__________.]

PORTFOLIO MANAGEMENT TEAM

The International Fund is managed by Thomas R. H. Tibbles and Lauretta (Retz) Reeves. Mr. Tibbles, CFA, joined Hansberger in 1999 and serves as its Chief Investment Officer - Growth Team, a portfolio manager and a research analyst. Before joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life. From 1993 until joining Indago in 1996, he served as Vice President, International Equities for Sun Life Investment Management, managing a portfolio of non-North American equity securities for pension and mutual fund clients. Mr. Tibbles began his career in the investment industry in 1986. Ms. Reeves, CFA, joined Hansberger in 1996 and serves as its Chief Investment Officer - Value Team, Managing Director -- Research Technology, a portfolio manager and a research analyst. From 1987 to 1996 Ms. Reeves was Senior Vice President at Templeton Worldwide in the research and portfolio management group. While at Templeton, Ms. Reeves managed several separate accounts and mutual funds with combined assets of over $1 billion.

DIRECTORS AND OFFICERS OF HANSBERGER

The following table lists the directors and principal executive officers of Hansberger.

        NAME                              PRINCIPAL OCCUPATION
        ----           --------------------------------------------------------
Thomas L. Hansberger   Chairman and Treasurer of Hansberger; Director and
                       Treasurer of HGI; Director of HGI (HK) Ltd.; General
                       Partner of SLW Family LP

Ronald W. Holt, Jr.    President and Chief Executive Officer of Hansberger and
                       HGI

Wesley E. Freeman      Director, Managing Director of Institutional Marketing
                       and Member of Management Committee of Hansberger

The address of each person listed above is 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301.

OTHER FUNDS

Hansberger acts as adviser or sub-adviser for other funds with similar investment objectives as the International Fund. The following table sets forth relevant information with respect to each fund for which Hansberger acts as an adviser or a sub-adviser.

                                               NET ASSETS OF          CONTRACTUAL ANNUAL RATE OF
                                              THE FUND AS OF          COMPENSATION TO HANSBERGER
                                               DECEMBER 31,             (BASED ON EACH FUND'S             ADVISER OR
                NAME OF FUND                       2006               AVERAGE DAILY NET ASSETS)          SUB-ADVISER
                ------------                  --------------   ---------------------------------------   -----------
Hansberger Emerging Markets Fund              [$__________]    1.00% of all assets(a)                    Adviser
Hansberger International Core Fund            [$__________]    0.75% of all assets(a)                    Adviser
Hansberger International Growth Fund          [$__________]    0.75% of all assets(a)(b)                 Adviser
Hansberger International Value Fund           [$__________]    0.75% of all assets(a)                    Adviser
Hansberger International Fund                 [$__________]    0.45% of the first $200 million           Sub-Adviser
                                                               0.40% of amounts over $200 million
IXIS Equity Diversified Portfolio             [$__________*]   0.45% of the first $250 million           Sub-Adviser
                                                               0.40% of amounts over $250 million
IXIS Moderate Diversified Portfolio           [$__________*]   0.45% of the first $250 million           Sub-Adviser
                                                               0.40% of amounts over $250 million
ING International Capital Appreciation Fund   [$__________]    0.45% of the first $500 million           Sub-Adviser
                                                               0.40% of the next $500 million
                                                               0.35% of assets in excess of $1 billion
Legg Mason Partners - Hansberger Global
   Value Fund                                 [$__________]    0.50% of all assets                       Sub-Adviser
Maryland Bank and Trust - International
   Equity Fund                                [$__________*]   0.60% of all assets                       Sub-Adviser
Vanguard International Value Fund             [$__________*]   0.475% of the first $50 million           Adviser
                                                               0.15% of the next $450 million
                                                               0.12% of the next $500 million
                                                               0.11% of assets over $1 billion
                                                               The above "basic" fee is adjusted up or
                                                               down depending on the cumulative
                                                               investment performance of the fund
                                                               relative to its benchmark

* Hansberger manages only a portion of this fund's assets and other sub-advisers manage the remaining portions of the fund's assets. This amount reflects the net assets of the portfolio that are managed by Hansberger.

(a) Hansberger has provided a letter agreement to the International Value Fund, Emerging Markets Fund, International Growth Fund and International Core Fund whereby Hansberger will waive a portion of its management fee (and, to the extent necessary, bear other expenses) if total expenses, not including brokerage, interest, taxes, deferred organizational and extraordinary expenses, exceed 1.00% and 1.15% (1.25% and 1.40% for the Emerging Markets
     Fund) for the Institutional and Advisor Class shares of each Fund, respectively. The letter agreement will continue in effect through April 30, 2008.

(b) Hansberger has voluntarily agreed to provide a breakpoint in the advisory fee of the International Growth Fund such that Hansberger will reduce its management fee from 0.75% to 0.70% on the combined assets of the International Growth Fund and the ING International Capital Appreciation Fund (a registered fund that is sub-advised by Hansberger). This breakpoint may be discontinued at any time. Hansberger does not presently intend to discontinue the breakpoint as a result of the Hansberger-IAMG Transaction.

CONSIDERATION OF THE NEW INTERNATIONAL AGREEMENT BY THE BOARD

On December 13, 2006, the Board, including a majority of the Independent Trustees, met in person at a meeting called for the purpose of considering, among other things, the New International Agreement. The Board last approved the Prior International Agreement in September 2006, in connection with its regular annual review of the Agreement. Accordingly, the Board considered the New International Agreement based on its re-review of the information it had considered in September 2006, its experience with Hansberger since that date, and its review of information provided by Hansberger with respect to changes since that date (including information about the Hansberger - IAMG Transaction). In connection with their deliberations, the Trustees received assistance and advice from their independent counsel regarding legal standards. They discussed the renewal of the New International Agreement with management and in a private session with independent legal counsel at which no representatives of management were present.

In reviewing the nature, extent and quality of the services to be provided by Hansberger, the Board considered, among other things, the quality and depth of the investment professionals currently providing services to the International Fund; the long-term track record of Hansberger; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Hansberger's senior management and staff; the quality of Hansberger's services with respect to regulatory compliance and compliance with the investment policies of the International Fund; and the business reputation, financial condition and operational stability of Hansberger. After reviewing these and related factors, the Board concluded that Hansberger had provided high quality services to the International Fund in the past and would continue to do so in the future.

In connection with its evaluation of the New International Agreement, the Board noted the strong performance of the International Fund under the Prior International Agreement; that since Hansberger has been the International Fund's sub-adviser, the performance of the International Fund has improved relative to its benchmark, the Morgan Stanley Capital International (MSCI) All Country World
(ACWI) ex US Index, and its peer group of funds; that the returns of the International Fund had been in the double-digits for the one and three-year periods ended October 31, 2006; and that Hansberger had satisfied the desire of the International Fund's shareholders for a relatively conservative investing style. The Board concluded that the performance of the International Fund had been satisfactory and that the record of the investment professionals who manage the International Fund indicated that Hansberger's continued management would benefit the International Fund and its shareholders.

In reviewing the fees and expenses borne by the International Fund, the Board noted, among other things, that the New International Agreement would not change the International Fund's sub-advisory fee or the other terms of Hansberger's sub-advisory arrangement with the International Fund, that the fee continued to be reasonable when compared to fees paid by other similarly managed funds, and that the fee was relatively favorable when compared to the fees paid by Hansberger's other institutional clients. The Board also noted that Hansberger's fee schedule included breakpoints and would therefore reflect economies of scale, if any, realized by Hansberger in managing the International Fund. The Board also noted that Hansberger would not receive significant ancillary benefits as a result of its relationship with the International Fund, other than bundled research of the type normally provided by executing brokers and its ability to refer to its sub-advisory relationship with the Trust. The Board concluded that the International Fund's cost structure was reasonable and that Hansberger's projected profit margin with respect to its relationship with the International Fund would continue to be within the range of acceptable industry standards.

In considering the impacts of the Hansberger--IAMG Transaction, the Board noted that IAMG is a multi-manager holding company of a number of investment management firms that provides considerable autonomy to the management of those firms; that no changes were planned to the current portfolio management team or investment approach upon completion of the Hansberger--IAMG Transaction; and that the rate of compensation under the New International Agreement would be the same as the rate under the Prior International Agreement. The Board concluded that the Hansberger--IAMG Transaction would not adversely impact the International Fund.

Based on their review, including their consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that Hansberger's proposed sub-advisory fee was fair, and that approval of the New International Agreement with Hansberger was in the best interest of the International Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE INTERNATIONAL FUND APPROVE THE NEW INTERNATIONAL AGREEMENT FOR THE INTERNATIONAL FUND.

                                  PROPOSAL TWO

                    APPROVAL OF A NEW SUB-ADVISORY AGREEEMNT
                                       FOR
                                THE MID-CAP FUND
                     (SHAREHOLDERS OF THE MID-CAP FUND ONLY)

INTRODUCTION

On December 13, 2006, the Board approved a new sub-advisory agreement for the Mid-Cap Fund (the "New Mid-Cap Agreement") among the Trust, Asset Management Group of Bank of Hawaii ("AMG") and Chicago Equity Partners, LLC ("CEP"). The Board recommends that shareholders of the Mid-Cap Fund approve the New Mid-Cap Agreement. The New Mid-Cap Agreement is currently in effect pending shareholder approval as described below.

CEP has provided sub-advisory services to the Mid-Cap Fund since October 10, 2006 pursuant to a sub-advisory agreement among the Trust, AMG and CEP dated October 10, 2006 (the "Prior Mid-Cap Agreement"). The Prior Mid-Cap Agreement was approved by the Board at its June 21, 2006 regular meeting and by shareholders of the Mid-Cap Fund at a special meeting of shareholders held on September 26, 2006. Prior to October 10, 2006, Bankoh Investment Partners, LLC ("BIP"), a joint venture between CEP and Bank of Hawaii ("BOH"), served as sub-adviser to the Mid-Cap Fund. AMG currently serves as the Mid-Cap Fund's investment adviser.

WHY IS THIS CHANGE BEING RECOMMENDED?

On December 22, 2006, Affiliated Managers Group, Inc., a publicly traded corporation ("Affiliated"), acquired a majority equity interest in CEP (the "CEP
- Affiliated Transaction"). Prior to the CEP - Affiliated Transaction, CEP was owned by eight partners: David C. Coughenour, James A. DeZellar, Keith Gustafson, David R. Johnsen, Robert H. Kramer, Patrick C. Lynch, James D. Miller, and Patrick J. Morris, each an employee of the firm (the "Pervious Partners"). Following the closing of the CEP - Affiliated Transaction, Affiliated held an approximate 60% interest in CEP, and nine other partners (the Previous Partners and one new partner) held the remaining interest.

The Prior Mid-Cap Agreement terminated, as required by the Investment Company Act, immediately upon the closing of the CEP - Affiliated Transaction on December 22, 2006. To ensure continuation of the sub-advisory services provided by CEP to the Mid-Cap Fund, the Board approved the New Mid-Cap Agreement. Rule 15a-4 under the Investment Company Act permits a fund to enter into an interim arrangement prior to shareholder approval, provided that the interim arrangement is approved by shareholders within 150 days of its effectiveness. Pursuant to Rule 15a-4, the New Mid-Cap Agreement is currently in effect but will terminate on May 21, 2007 unless approved by the shareholders of the Mid-Cap Fund. Accordingly, the Board proposes that shareholders of the

Mid-Cap Fund approve the New Mid-Cap Agreement. If shareholders approve the New Mid-Cap Agreement, the New Mid-Cap Agreement will remain in effect until December 22, 2008.

HOW WILL THE NEW ARRANGEMENT AFFECT THE MANAGEMENT OF THE MID-CAP FUND?

The proposed change will not affect the investment approach of the Mid-Cap Fund or the individuals providing portfolio management services to the Mid-Cap Fund. In addition, the terms of the New Mid-Cap Agreement are substantially similar to the terms of the Prior Mid-Cap Agreement. For its services under both the Prior Mid-Cap Agreement and the New Mid-Cap Agreement, CEP receives an annual fee at the rate of 0.20% of the average daily value of the net assets of the Mid-Cap Fund. The sub-advisory fee paid to BIP for the last fiscal year was $162,018. The terms of the Prior Mid-Cap Agreement and the New Mid-Cap Agreement are described in greater detail below.

NEW MID-CAP AGREEMENT

A copy of the New Mid-Cap Agreement, as further described below, is set forth in Appendix B to this proxy statement. The following description of the New Mid-Cap Agreement is qualified in its entirety by reference to the full text of the New Mid-Cap Agreement as set forth in Appendix B.

The New Mid-Cap Agreement provides that CEP is responsible for, among other things (i) providing a continuous investment program with respect to the Mid-Cap Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents held by the Mid-Cap Fund;
(ii) selecting brokers and dealers through which securities transactions are to be executed; and (iii) maintaining certain records required under the relevant provisions of the Investment Company Act. For its services under the New Mid-Cap Agreement, CEP is entitled to a fee from the Mid-Cap Fund, computed daily and payable quarterly, calculated at the annual rate of 0.20% of the Mid-Cap Fund's average daily net assets.

The New Mid-Cap Agreement provides that neither CEP nor any of its directors, officers, agents or employees will be liable or responsible to the Trust, its shareholders or AMG for any action taken or omitted, except for liability resulting from CEP's bad faith, willful misconduct or gross negligence in the performance of its duties or reckless disregard of such duties.

The New Mid-Cap Agreement has an initial term of two years and continues thereafter automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Board or by vote of the lesser of (a) 67% of the shares of the Mid-Cap Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Mid-Cap Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Mid-Cap Fund. In either event its continuance must also be approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The New Mid-Cap Agreement is terminable at any time without penalty, on 60 days' notice, by AMG, CEP or the Board or by vote of the lesser of (a) 67% of the shares of the Mid-Cap Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Mid-Cap Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Mid-Cap Fund. In addition, the New Mid-Cap Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

COMPARISON OF THE PRIOR AND NEW MID-CAP AGREEMENTS

With the exception of the effective date of the New Mid-Cap Agreement and the addition of certain provisions required by Rule 15a-4 under the Investment Company Act, the New Mid-Cap Agreement is substantially the same as the Prior Mid-Cap Agreement.

Because the New Mid-Cap Agreement is currently in effect pending shareholder approval, the New Mid-Cap Agreement includes additional duration and termination provisions required by Rule 15a-4. Specifically, the New Mid-Cap Agreement will terminate after 150 days (May 21, 2007) unless it is approved by vote of a majority of the outstanding voting securities of the Mid-Cap Fund. During the period from the effective date of the New Mid-Cap Agreement (December 22, 2006) until the shareholders' approval of the New Mid-Cap Agreement (the "Interim Period"), the New Mid-Cap Agreement is terminable at any time without penalty on 10 days' notice (i) by AMG, CEP or the Board or (ii) by vote of a majority of the outstanding voting securities of the Mid-Cap Fund (as defined in the Investment Company Act).

The advisory fee payable to CEP under the New Mid-Cap Agreement is the same as under the Prior Mid-Cap Agreement. Unlike the Prior Mid-Cap Agreement, the New Mid-Cap Agreement includes an additional provision with respect to the compensation payable during the Interim Period as required by Rule 15a-4. Under the New Mid-Cap Agreement, during the Interim Period compensation must be placed in an interest bearing account with the Mid-Cap Fund's custodian bank until the shareholders of the Mid-Cap Fund approve the New Mid-Cap Agreement. If shareholders approve the New Mid-Cap Agreement, CEP will be paid the amount in such account on the date of such approval. If shareholders fail to approve the New Mid-Cap Agreement, CEP will be paid out of such account the lesser of (i) any costs reasonably incurred by CEP in performing the sub-advisory services, plus interest earned on that amount while in the interest bearing account, and
(ii) the total amount in such interest bearing account (plus interest accrued thereon).

INFORMATION ABOUT CEP

CEP is a Delaware limited liability company that has been engaged in the management of investment portfolios since its inception. Its principal offices are located at 180 North LaSalle Street, Suite 3800, Chicago, Illinois 60601. The firm is registered as an investment adviser with the U.S. Securities and Exchange Commission, the Ontario Securities Commission, and the New Brunswick Securities Commission. CEP is majority owned by Affiliated, which holds approximately 60% interest in CEP, and by nine other partners. Affiliated is located at 600 Hale Street, Prides Crossing, Massachusetts 01965.

CEP managed approximately $12 billion in assets as of December 31, 2006. The firm manages equity and fixed income portfolios for institutional clients such as pension funds, mutual funds and charitable foundations. The minimum account size is generally set at $10 million.

PORTFOLIO MANAGEMENT TEAM

CEP utilizes a team approach to manage the Mid-Cap Fund. Senior team members include David Coughenour, Robert Kramer and David Johnsen. They are founding members of CEP who have been with the firm since 1989. Mr. Coughenour, Chief Investment Officer -- Equity, leads the team. He has sixteen years of industry experience, and is responsible for overseeing all of CEP's equity products. He holds the Chartered Financial Analyst designation. Mr. Kramer, Managing Director, has nineteen years of industry experience and is personally responsible for following and analyzing the healthcare sector. He also oversees the quantitative research, trading and technology groups at CEP. Before joining CEP, Mr. Kramer worked with the Feldman Group and GE Capital. He holds the Chartered Financial Analyst designation and is a Certified Public Accountant. Mr. Johnsen, Managing Director, has thirty years of industry experience and is personally responsible for following and analyzing the technology hardware and consumer staples sectors. He also oversees CEP's team of fundamental analysts. Prior to joining CEP, he was a portfolio manager at Continental Bank. He holds the Chartered Financial Analyst designation.

DIRECTORS AND OFFICERS OF CEP

The following table lists the directors and principal executive officers of CEP, each of whom is also a partner of CEP. The address of each individual listed below is 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601.

           NAME                                    PRINCIPAL OCCUPATION
           ----              ----------------------------------------------------------------
David C. Coughenour, CFA     Managing Director; Chief Investment Officer - Equity
James A. DeZellar, CFA       Managing Director - Client Service
Keith Gustafson, CFA         Managing Director - Quantitative Analysis
David R. Johnsen, CFA        Managing Director - Staples, Technology Hardware
Robert H. Kramer, CFA, CPA   Managing Director - Healthcare, Research, Trading and Technology
Patrick C. Lynch, CFA        President
James D. Miller, CFA         Chairman
Patrick J. Morris, CFA       Managing Director - Trading
Dan Xystus                   Managing Director - Quantitative Analysis

OTHER FUNDS

CEP does not currently serve as adviser or sub-adviser to any funds having similar investment objectives as the Mid-Cap Fund.

CONSIDERATION OF THE NEW MID-CAP AGREEMENT BY THE BOARD

On December 13, 2006, the Board, including a majority of the Independent Trustees, met in person at a meeting called for the purpose of considering, among other things, the New Mid-Cap Agreement. The Board last approved the Prior Mid-Cap Agreement in June 2006, in connection with its appointment of CEP as sub-adviser to the Mid-Cap Fund upon the impending dissolution of the Mid-Cap Fund's previous sub-adviser, BIP (a joint venture between CEP and BOH). Accordingly, the Board considered the New Mid-Cap Agreement based on its re-review of the information it had considered in June 2006, its experience with CEP since that date, and its review of information provided by CEP with respect to changes since that date (including information about the CEP--Affiliated Transaction). In connection with their deliberations, the Trustees received assistance and advice regarding legal standards from their independent counsel. They discussed the renewal of the New Mid-Cap Agreement with management representatives and in a private session with independent legal counsel at which no representatives of management were present.

In reviewing the nature, extent and quality of the services to be provided by CEP, the Board considered, among other things, the quality and depth of the investment professionals having principal investment responsibility for the Mid-Cap Fund's investments; the long-term track record and the investment philosophy and decision-making processes of those professionals; the capability and integrity of CEP's senior management and staff; the quality of CEP's services with respect to regulatory compliance and compliance with the investment policies of the Mid-Cap Fund; and the business reputation, financial condition and operational stability of CEP. The Board concluded that CEP had provided high quality services to the Mid-Cap Fund in the past and would continue to do so in the future. The Board also noted CEP's discipline and consistency over time in applying its investment style in managing the Mid-Cap Fund's portfolio, and concluded that the performance of the Mid-Cap Fund has been satisfactory and that the long-term performance record of the investment professionals who manage the Mid-Cap Fund indicated that CEP's continued management would benefit the Mid-Cap Fund and its shareholders.

In reviewing the fees and expenses borne by the Mid-Cap Fund, the Board noted, among other things, that the New Mid-Cap Agreement would not change the Mid-Cap Fund's sub-advisory fee or the other terms of CEP's sub-advisory arrangement with the Mid-Cap Fund (which had been approved by the shareholders of the Mid-Cap Fund at a shareholders meeting in September 2006), that the fee continued to be reasonable when compared to fees paid by other similarly managed funds, and that the fee represented a significant discount from CEP's published fee schedule and would be advantageous to the Mid-Cap Fund. The Board also noted that the fees received from the Mid-Cap Fund were below CEP's lowest breakpoint for other institutional clients and thus reflected the economies of scale of its overall investment management business, and that CEP would not receive significant ancillary benefits as a result of its relationship with the Mid-Cap Fund, other than bundled research of the type normally provided by executing brokers and its ability to refer to its sub-advisory relationship with the Trust. The Board concluded that the Mid-Cap Fund's cost structure was reasonable and that CEP's projected profit margin with respect to its relationship with the Mid-Cap Fund would continue to be within the range of acceptable industry standards.

In considering the impacts of the CEP--Affiliated Transaction, the Board noted that no changes were planned to the current portfolio management team or investment approach upon completion of the CEP--Affiliated Transaction; that the rate of compensation under the New Mid-Cap Agreement would be the same as the rate under the Prior Mid-Cap Agreement; that the CEP--Affiliated Transaction would provide a stable and permanent source of capital for CEP while allowing CEP to maintain full investment discretion and day-to-day operational autonomy regarding most aspects of its current business; and that, as a result of the CEP--Affiliated Transaction, CEP's partners had made long-term employment commitments to CEP and Affiliated. Accordingly, the Board concluded that the effects of the CEP--Affiliated Transaction would be beneficial to the Mid-Cap Fund.

Based on their review, including their consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that CEP's proposed sub-advisory fee was fair, and that approval of the New Mid-Cap Agreement with CEP was in the best interest of the Mid-Cap Fund and its shareholders.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE MID-CAP FUND APPROVE THE NEW MID-CAP AGREEMENT FOR THE MID-CAP FUND.

                                OTHER INFORMATION

PROXY SOLICITATION

The costs of the Meeting, estimated to be approximately [$______], will be borne by Hansberger and CEP. The principal solicitation will be by mail, but proxies also may be solicited by telephone, facsimile or personal interview by officers or agents of the Trust. In addition, the Funds may retain a proxy solicitation firm to assist in the solicitation of proxies at the Funds' expense. The Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of shares of the Funds held of record by such persons.

SHAREHOLDER VOTING

Holders of each Fund's Class A, Class B, Class C, and Class Y shares of beneficial interest (collectively, the "Shares") of record as of the close of business on Friday, March 2, 2007 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournments thereof with respect to such Fund. Each Share is entitled to one vote, and fractional Shares are entitled to fractional votes, without regard to Class. As of the Record Date, the outstanding Shares of each Class of each Fund were as follows:

                                                                                            TOTAL
                       OUTSTANDING      OUTSTANDING      OUTSTANDING      OUTSTANDING    OUTSTANDING
       FUND          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Y SHARES      SHARES
       ----          --------------   --------------   --------------   --------------   -----------
International Fund
Mid-Cap Fund

The presence in person or by proxy of more than 50% of the Shares of a Fund outstanding on the Record Date (without regard to Class) entitled to vote at the Meeting will constitute a quorum for the particular Fund. If a quorum of a Fund is not present, sufficient votes are not received by the date of the Meeting, or the holders of Shares of a Fund present in person or by proxy determine to adjourn the Meeting of a Fund for any other reason, a person named as proxy may propose one or more adjournments of the Meeting of a Fund from time to time to permit further solicitation of proxies. Abstentions and broker non-votes will be counted as Shares present but not voting. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and the proposal. Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The persons named as proxies will vote in favor of adjournment those Shares which they represent if adjournment is necessary to obtain a quorum or to obtain a favorable vote on the proposal.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy with respect to a proposal, but the proxy is properly executed, it will be voted FOR the proposal. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

REQUIRED VOTE

Approval of each proposal with respect to the particular Fund (without regard to Class) will require the affirmative "vote of a majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act.

This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting. If the required vote is not obtained for Proposal One or Proposal Two, the Trustees will consider what other actions to take in the best interests of the affected Fund.

INTERESTED PARTIES

To the best of the Trust's knowledge, as of the Record Date, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund. The following tables set forth, to the best of the Trust's knowledge, the name, address, number and percentage of Shares of persons that owned beneficially or of record more than 5% of the outstanding Shares of each Fund as of the Record Date.

     Unless otherwise indicated, the address of: (a) [_____________] is [_____________]; and (b) [_____________] is [_____________].

                               INTERNATIONAL FUND

                 CLASS A                  CLASS B                  CLASS C                  CLASS Y
         ----------------------   ----------------------   ----------------------   ----------------------
RECORD   NUMBER OF   PERCENTAGE     NUMBER    PERCENTAGE     NUMBER    PERCENTAGE     NUMBER    PERCENTAGE
HOLDER     SHARES      OF FUND    OF SHARES     OF FUND    OF SHARES     OF FUND    OF SHARES     OF FUND
------   ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------


                                  MID-CAP FUND

                 CLASS A                  CLASS B                  CLASS C                  CLASS Y
         ----------------------   ----------------------   ----------------------   ----------------------
RECORD   NUMBER OF   PERCENTAGE     NUMBER    PERCENTAGE     NUMBER    PERCENTAGE     NUMBER    PERCENTAGE
HOLDER     SHARES      OF FUND    OF SHARES     OF FUND    OF SHARES     OF FUND    OF SHARES     OF FUND
------   ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------


SHAREHOLDER PROPOSALS

Neither the Trust nor the Funds hold regular shareholders meetings. Shareholders wishing to submit a proposal for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposal to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

A proposal must be received within a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal, however, does not necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders meeting will vote in their discretion with respect to a proposal submitted on a timely basis.

OTHER SERVICE PROVIDERS

Bank of Hawaii, located at 130 Merchant Street, Honolulu, Hawaii 96813, is the Funds' administrator.

BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' sub-administrator. BISYS Fund Services Limited Partnership, located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, is the Funds' distributor.

THE TRUST REQUESTS YOUR EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By order of the Board of Trustees,


-------------------------------------
Kinga Kapuscinski
Secretary

                                   APPENDIX A

                                     FORM OF
                             SUB-ADVISORY AGREEMENT
                    PACIFIC CAPITAL INTERNATIONAL STOCK FUND

          THIS AGREEMENT is made as of [_________] among Pacific Capital Funds (the "Trust"), Asset Management Group of Bank of Hawaii (the "Adviser"), and Hansberger Global Investors, Inc. (the "Sub-Adviser").

          WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, the Sub-Adviser is currently acting as investment sub-adviser to the Trust's International Stock Fund (the "Fund") pursuant to a Sub-Advisory Agreement dated as of June 1, 2004 among the parties hereto.

          WHEREAS, as a result acquisition of certain equity interests in the Sub-Adviser by IXIS Asset Management US Group, L.P., an "assignment" of the Current Sub-Advisory Agreement has occurred, as such term is defined in the 1940 Act;

          WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so;

          WHEREAS, in the event that this Agreement has not been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) before the assignment, Rule 15a-4 permits the Sub-Adviser to continue to provide services to the Fund for a period of 150 days after the effective date of the assignment, subject to certain conditions; and

          WHEREAS, the Board of Trustees of the Trust has approved this Agreement and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund, and as amended from time to time.

          Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Fund:

          (a) determine from time to time what securities and other investments will be purchased, retained or sold for the Fund;

          (b) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

          (c) not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

          (d)  manage the Fund's overall cash position;

          (e) attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser;

          (f) ensure all Fund security valuations are reasonable and for purposes of determining whether such securities should be purchased, owned or soled by the Fund;

          (g) ensure that, if required, securities are identified for proper segregation and collateralization;

          (h) vote proxies on behalf of the Fund and provide proxy voting information to the Fund and its agents in relation to the Fund's annual filing on Form N-PX and as otherwise reasonably requested by officers of the Fund; and

          (i) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     3. Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a) conform with all rules and regulations of the U.S. Securities and Exchange Commission;

          (b) telecopy or provide by electronic means, trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

          (c) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

          (d)  notify the Adviser and the Trust immediately upon detection of
               (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or
               (ii) any material breach of any of the Fund's or the Sub-Adviser's policies, guidelines or procedures. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach;

          (e) upon request, provide the Adviser and or the officers of the Trust with supporting certifications which pertain to services being provided by the Sub-Adviser hereunder, in connection with any filings and certifications made pursuant to the Sarbanes-Oxley Act of 2002; and

          (f) promptly notify the Adviser and the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation at law, or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an "assignment" (as defined in the 1940 Act") has occurred or is otherwise proposed to occur.

     4. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

     5. Portfolio Transactions. Investment decisions for the Fund shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution. The Fund and Adviser understand that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser, with respect to the Fund.

          The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and oil a continuing basis.

          Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the 1940 Act or the rules of the Securities and Exchange Commission.

     6. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser shall be entitled to maintain a copy of such records for its files in order to maintain its obligations under the 1940 Act. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     8. Compensation.

          (a) For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser shall be entitled to a fee, computed daily and payable quarterly directly from the Fund, calculated at the annual rate of 0.60% of the first 75 million of the Fund's average daily net assets and 0.35% on average daily net assets in excess of $75 million; provided that, until this Agreement has been approved in accordance with
               Section 11(a) hereof, such compensation shall be payable to an interest bearing escrow account with the Fund's custodian bank.

          (b) With respect to compensation paid to the escrow account described in Section 8(a) hereof, if this Agreement is approved in accordance with Section 11(a) hereof, the amount in such escrow account with respect to the Fund shall be paid to the Sub-Adviser on the date of such approval. If this Agreement is not approved in accordance with Section 11(a) hereof, the Sub-Adviser shall be paid, out of such escrow account, the lesser of (i) any costs reasonably incurred by the Sub-Adviser in performing this Agreement, as approved by the Board of Trustees of the Trust, plus interest earned on that amount while in escrow, and (ii) the total amount in such escrow account (plus interest accrued thereon).

     9. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts. Neither the Sub-Adviser, nor any of its directors, officers, agents or employees shall be liable or responsible to the Trust, its shareholders or the Adviser for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Sub-Advisor of its duties under this Agreement, except for liability resulting from bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement.

     10. Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make any reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, except reference concerning the identity of and services provided by the Sub-Adviser to the Fund, which references shall not differ in substance from those included in the current registration statement pertaining to the Fund, this Agreement and the Advisory Agreement between the Adviser and the Trust with respect to the Fund, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed.

     11. Duration and Termination.

          (a) Unless this Agreement has been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940
               Act), this Agreement shall terminate one hundred fifty (150) days after the date first set forth above. During this period, this Agreement is terminable (i) at any time without penalty on 10 days' notice by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or (ii) by vote of the lesser of (A) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Fund.

          (b) If this Agreement is approved in accordance with Section 11(a) hereof, then unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

          (c) Notwithstanding Sections 11(a) and (b) hereof, this Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of both (i) a majority of the outstanding voting securities of the Fund if required by the 1940 Act or the rules of the Securities and Exchange Commission, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

          To The Sub-Adviser at:

               Hansberger Global Investors, Inc.
               515 East Los Olas Boulevard, Suite 1300
               Fort Lauderdale, Florida 33301
               Attention: President

          To the Adviser at:

               Asset Management Group of
               Bank of Hawaii
               111 South King Street
               Honolulu, Hawaii 96813

          To the Trust at:

               c/o BISYS Fund Services
               3435 Stelzer Road
               Columbus, Ohio 43219-3035

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

[Signature Page Follows]

               IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                        ASSET MANAGEMENT GROUP OF
                                        BANK OF HAWAII


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        HANSBERGER GLOBAL INVESTORS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PACIFIC CAPITAL FUNDS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX B

                             SUB-ADVISORY AGREEMENT
                          PACIFIC CAPITAL MID-CAP FUND

          THIS AGREEMENT is made as of December 22, 2006 among Pacific Capital Funds (the "Trust"), Asset Management Group of Bank of Hawaii (the "Adviser"), and Chicago Equity Partners, LLC (the "Sub-Adviser").

          WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

          WHEREAS, the Sub-Adviser is currently acting as investment sub-adviser to the Trust's Mid-Cap Fund (the "Fund") pursuant to a Sub-Advisory Agreement dated as of October 10, 2006 among the parties hereto.

          WHEREAS, as a result of the acquisition of a majority of the equity interest in the Sub-Adviser by Affiliated Managers Group, Inc., an "assignment" of the Current Sub-Advisory Agreement has occurred, as such term is defined in the 1940 Act;

          WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for the Fund and the Sub-Adviser is willing to do so;

          WHEREAS, in the event that this Agreement has not been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) before the assignment, Rule 15a-4 permits the Sub-Adviser to continue to provide services to the Fund for a period of 150 days after the effective date of the assignment, subject to certain conditions; and

          WHEREAS, the Board of Trustees of the Trust has approved this Agreement and the Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as the sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund. Intending to be legally bound, the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. Sub-Advisory Services. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will assist the Adviser in providing a continuous investment program with respect to the Fund's portfolio, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will provide services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and resolutions of the Trust's Board of Trustees applicable to the Fund.

          Without limiting the generality of the foregoing, the Sub-Adviser further agrees that it will, with respect to the Fund:

          (a) determine from time to time what securities and other investments will be purchased, retained or sold for the Fund;

          (b) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer;

          (c) not purchase shares of the Fund for itself or for accounts with respect to which it exercises sole investment discretion in connection with such transactions except as permitted by the Trust's Board of Trustees or by federal, state and local law;

          (d)  manage the Fund's overall cash position;

          (e) attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser; and

          (f) maintain books and records with respect to the securities transactions for the Fund, furnish to the Adviser and the Trust's Board of Trustees such periodic and special reports as they may request with respect to the Fund, and provide in advance to the Adviser all reports to the Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings.

     3. Covenants by the Sub-Adviser. The Sub-Adviser agrees with respect to the services provided to the Fund that it will:

          (a) conform with all Rules and Regulations of the Securities and Exchange Commission;

          (b) telecopy trade information to the Adviser on the first business day following the day of the trade and cause broker confirmations to be sent directly to the Adviser; and

          (c) treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential shareholders, and not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust).

     4. Services Not Exclusive. Except as provided herein, the services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies, or (ii) limit or restrict the Sub-Adviser from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

     5. Portfolio Transactions. Investment decisions for the Fund shall be made by the Sub-Adviser independently from those for any other investment companies and accounts advised or managed by the Sub-Adviser. The Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other investment company or account. The Fund acknowledges that in some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

          The Sub-Adviser shall place orders for the purchase and sale of portfolio securities and shall solicit broker-dealers to execute transactions in accordance with the Fund's policies and restrictions regarding brokerage allocations. The Sub-Adviser shall place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer selected by the Sub-Adviser. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser shall use its reasonable best efforts to seek the most favorable execution of orders, after taking into account all factors the Sub-Adviser deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and oil a continuing basis.

          Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or any of its affiliates exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities to the Fund. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or the Fund's principal underwriter, or any affiliated person thereof except as permitted by the Securities and Exchange Commission.

     6. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     7. Expenses. During the term of this Agreement, the Sub-Adviser shall pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

     8. Compensation.

          (a) For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser shall be entitled to a fee, computed daily and payable quarterly directly from the Fund, calculated at the annual rate of 0.20% on the Fund's average daily net assets; provided that, until this Agreement has been approved in accordance with Section 11(a) hereof, such compensation shall be payable to an interest bearing escrow account with the Fund's custodian bank.

          (b) With respect to compensation paid to the escrow account described in Section 8(a) hereof, if this Agreement is approved in accordance with Section 11(a) hereof, the amount in such escrow account with respect to the Fund shall be paid to the Sub-Adviser on the date of such approval. If this Agreement is not approved in accordance with Section 11(a) hereof, the Sub-Adviser shall be paid, out of such escrow account, the lesser of (i) any costs reasonably incurred by the Sub-Adviser in performing this

               Agreement, as approved by the Board of Trustees of the Trust, plus interest earned on that amount while in escrow, and (ii) the total amount in such escrow account (plus interest accrued thereon).

     9. Standard of Care; Limitation of Liability. The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies and accounts, but shall not be liable for any action taken or omitted by it in the performance of services rendered hereunder in the absence of its bad faith, willful misconduct, gross negligence or reckless disregard of its duties.

     10. Reference to the Sub-Adviser. Neither the Adviser nor any of its affiliates or agents shall make reference to or use the name of the Sub-Adviser or any of its affiliates, or any of their clients, in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed; provided, however, that no such approval shall be required for references in the Fund's registration statement, shareholder reports and regulatory filings concerning the identity of and services provided by the Sub-Adviser to the Fund; and provided further, that such approval with respect to substantially identical advertising and promotional materials shall be required only with respect to the first use of such materials.

     11. Duration and Termination.

          (a) Unless this Agreement has been approved by a majority of the outstanding voting securities of the Fund (as defined in the 1940
               Act), this Agreement shall terminate one hundred fifty (150) days after the date first set forth above. During this period, this Agreement is terminable (i) at any time without penalty on 10 days' notice by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or (ii) by vote of the lesser of (A) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares are present in person or by proxy, or (B) more than 50% of the outstanding shares of the Fund.

          (b) If this Agreement is approved in accordance with Section 11(a) hereof, then unless sooner terminated, this Agreement shall continue for a period of two years from the date first set forth above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67 % of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement (the "Disinterested Trustees"), by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time without penalty, with respect to the Fund, on 60 days' notice, by the Adviser, the Sub-Adviser or the Trust's Board of Trustees or by vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

          (c) Notwithstanding Sections 11(a) and (b) hereof, this Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by the vote of both (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval.

     13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

          To The Sub-Adviser at:

               Chicago Equity Partners, LLC
               180 N. LaSalle St, Suite 3800
               Chicago, IL 60601

          To the Adviser at:

               Asset Management Group of
               Bank of Hawaii
               111 South King Street
               Honolulu, Hawaii 96813

          To the Trust at:

               c/o BISYS Fund Services
               3435 Stelzer Road
               Columbus, Ohio 43219-3035

     14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts (without regard to conflict of law principles). If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     16. Personal Liability. The names "Pacific Capital Funds" and "Trustees" refer respectively to the Trust created and to the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 30, 1992, as amended, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Pacific Capital Funds" entered into in the name or on behalf hereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                        ASSET MANAGEMENT GROUP OF
                                        BANK OF HAWAII


                                        By: /s/ Jordan T. Ige
                                            ------------------------------------
                                        Name: Jordan T. Ige
                                        Title: Senior Vice President


                                        CHICAGO EQUITY PARTNERS, LLC


                                        By: /s/ Patrick C. Lynch
                                            ------------------------------------
                                        Name: Patrick C. Lynch
                                        Title: President


                                        PACIFIC CAPITAL FUNDS


                                        By: /s/ Robert I. Crowell
                                            ------------------------------------
                                        Name: Robert I. Crowell
                                        Title: President

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         SPECIAL MEETING OF SHAREHOLDERS
                    PACIFIC CAPITAL INTERNATIONAL STOCK FUND
                                 APRIL 24, 2007

     The undersigned hereby appoints Kinga Kapuscinski and Salina Fruth or either of them (with full power to act in the absence of the other, each with full power of substitution) as his/her attorney and proxy to vote and act with respect to all shares of the Pacific Capital International Stock Fund (the "Fund"), a series of Pacific Capital Funds, held by the undersigned at the special meeting of shareholders of the Fund to be held at 11:00 a.m., local time, on April 24, 2007, at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

PROPOSAL ONE: TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL
              STOCK FUND AMONG PACIFIC CAPITAL FUNDS, ASSET MANAGEMENT GROUP OF BANK OF HAWAII, AND HANSBERGER GLOBAL INVESTORS, INC.

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the notice of the Meeting and proxy statement is hereby acknowledged.

Dated ______________, 2007

                                        ----------------------------------------
                                        Name of Shareholder(s) -- Please print
                                        or type


                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)


                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)

     This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

                         SPECIAL MEETING OF SHAREHOLDERS
                          PACIFIC CAPITAL MID-CAP FUND
                                 APRIL 24, 2007

     The undersigned hereby appoints Kinga Kapuscinski and Salina Fruth or either of them (with full power to act in the absence of the other, each with full power of substitution) as his/her attorney and proxy to vote and act with respect to all shares of the Pacific Capital Mid-Cap Fund (the "Fund"), a series of Pacific Capital Funds, held by the undersigned at the special meeting of shareholders of the Fund to be held at 11:00 a.m., local time, on April 24, 2007, at the offices of the Trust's sub-administrator, BISYS Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the proxy statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

PROPOSAL TWO: TO APPROVE A NEW SUB-ADVISORY AGREEMENT FOR THE MID-CAP FUND AMONG
              PACIFIC CAPITAL FUNDS, ASSET MANAGEMENT GROUP OF BANK OF HAWAII, AND CHICAGO EQUITY PARTNERS, LLC

[ ] FOR   [ ] AGAINST   [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the notice of the Meeting and proxy statement is hereby acknowledged.

Dated ______________, 2007

                                        ----------------------------------------
                                        Name of Shareholder(s) -- Please print
                                        or type


                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)


                                        ----------------------------------------
                                        Signature(s) of Shareholder(s)

     This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                      PLEASE VOTE, SIGN AND DATE THIS PROXY
              AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.